UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 24, 2016, Kenneth F. Best was appointed the principal accounting officer of Fiserv, Inc. (the “Company”) effective April 1, 2016. Mr. Best, age 45, joined the Company in 2010 as vice president, corporate controller. In 2014, he was promoted to senior vice president, corporate controller and, on March 1, 2016, he became chief accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: March 30, 2016	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer